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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 16, 2002

MB FINANCIAL, INC.
(Exact name of Registrant as specified in its Charter)

Maryland (State or other jurisdiction of incorporation)	0-24566-01 (Commission File No.)	36-4460265 (IRS Employer Identification No.)

801 West Madison Street, Chicago, Illinois 60607
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (773) 645-7866

N/A
(Former name or former address, if changed since last report)

MB FINANCIAL CAPITAL TRUST I
(Exact name of Registrant as specified in its Charter)

Delaware (State or other jurisdiction of incorporation)	0-49958 (Commission File No.)	Applied For (IRS Employer Identification No.)

801 West Madison Street, Chicago, Illinois 60607
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (773) 645-7866

N/A
(Former name or former address, if changed since last report)

Item 5. Other Matters

        On August 16, 2002, MB Financial, Inc. (the "Company") completed the sale of $52 million of 8.60% Cumulative Trust Preferred Securities (the "Trust Preferred Securities") with a liquidation value of $25 per security. The Trust Preferred Securities were issued by MB Financial Capital Trust I, a Delaware business trust formed by the Company (the "Trust"), in a public offering pursuant to the Underwriting Agreement, dated as of August 13, 2002 (the "Underwriting Agreement"), among the Company, the Trust and Stifel Nicolaus & Company, Incorporated, Legg Mason Wood Walker, Incorporated, Howe Barnes Investments, Inc. and Sandler O'Neill & Partners, L.P. The Trust used the proceeds from the sale of the Trust Preferred Securities to purchase the 8.60% junior subordinated debentures of the Company (the "Debentures"). Item 7 below sets forth a list of the exhibits included in this filing.

Item 7. Financial Statements and Exhibits

  (c)
  Exhibits

1.1	Underwriting Agreement, dated August 13, 2002, among the Company, the Trust and Stifel Nicolaus & Company, Incorporated, Legg Mason Wood Walker, Incorporated, Howe Barnes Investments, Inc. and Sandler O'Neill & Partners, L.P.
4.1	Indenture, dated as of August 16, 2002, between the Company and Wilmington Trust Company, as Trustee, relating to the Debentures
4.2
Amended and Restated Trust Agreement of the Trust, dated as of August 16, 2002, between the Company, as Depositor, Wilmington Trust Company, as Property Trustee and as Delaware Trustee, and the Administrative Trustees named therein
4.3	Preferred Securities Guarantee Agreement, dated as of August 16, 2002, between the Company and Wilmington Trust Company, as Trustee
99.1	Press Release issued by the Company on August 16, 2002 announcing the completion of the sale of the Trust Preferred Securities

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

MB FINANCIAL, INC.
Date: August 19, 2002	By:
/s/ MITCHELL FEIGER Mitchell Feiger, President and Chief Executive Officer

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

MB FINANCIAL CAPITAL TRUST I
Date: August 19, 2002	By:
/s/ MITCHELL FEIGER Mitchell Feiger, Administrative Trustee

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated August 13, 2002, among the Company, the Trust and Stifel Nicolaus & Company, Incorporated, Legg Mason Wood Walker, Incorporated, Howe Barnes Investments, Inc. and Sandler O'Neill & Partners, L.P.
4.1	Indenture, dated as of August 16, 2002, between the Company and Wilmington Trust Company, as Trustee, relating to the Debentures
4.2
Amended and Restated Trust Agreement of the Trust, dated as of August 16, 2002, between the Company, as Depositor, Wilmington Trust Company, as Property Trustee and as Delaware Trustee, and the Administrative Trustees named therein
4.3	Preferred Securities Guarantee Agreement, dated as of August 16, 2002, between the Company and Wilmington Trust Company, as Trustee
99.1	Press Release issued by the Company on August 16, 2002 announcing the completion of the sale of the Trust Preferred Securities

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SIGNATURES
EXHIBIT INDEX